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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Form 10-Q of Koss Corporation (the "Company") for the
quarter ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Koss, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Michael J. Koss
                                                -------------------
                                                Michael J. Koss
                                                Chief Executive Officer and
                                                Chief Financial Officer
                                                Date: February 14, 2005
                                                      -----------------


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002) and is not being filed as part of the Report or as a separate disclosure document.


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